UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02.	Results of Operations and Financial Condition.

In connection with Valassis Communications, Inc.’s (the “Company”) previously announced conference call to discuss its recent lawsuit settlement with News America Marketing to be held on Friday, February 12, 2010, at 11:00 a.m. (Eastern Standard Time), the Company expects to present certain non-public financial information relating to the Company’s preliminary, unaudited results of operations and financial condition as of, and for the year ended, December 31, 2009. Such financial information is attached hereto as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Excerpt from Valassis Communications, Inc. Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: February 12, 2010	Name:	Todd Wiseley
	Title:	General Counsel, Senior Vice President, Administration and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Excerpt from Valassis Communications, Inc. Conference Call